UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2025

Date of Report (Date of earliest event reported)

FutureTech II Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41289	87-2551539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 316-4805

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTII
Rights	FTIIW
Units	FTIIU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement

As previously disclosed, on August 12, 2025, FutureTech II Acquisition Corp., a Delaware corporation (the “Company”), entered into an Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Longevity Biomedical, Inc., a Delaware corporation (“Longevity”), LBI Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Merger Sub”), and Andrew Leo, solely in the capacity as seller representative.

The Merger Agreement provides that (i) Longevity will consummate Target Acquisitions (as defined below) upon the terms and subject to conditions set forth therein and pursuant to the Target Acquisition Agreements (as defined in the Merger Agreement), and (ii) immediately following the consummation of the Target Acquisitions, the Company will merge with and into PubCo (the “Reorganization Merger”) with PubCo as the surviving company of the Reorganization Merger, and (iii) immediately following the consummation of the Reorganization Merger, Longevity will merge with and into Merger Sub (the “Acquisition Merger”) with Longevity as the surviving company of the Acquisition Merger. Following the Acquisition Merger, Longevity will be a wholly-owned subsidiary of PubCo. At the closing of the Transactions (the “Closing”), PubCo’s common stock, par value $0.0001 per share (the “PubCo Common Stock”), is expected to list on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “LBIO.” The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.”

Pursuant to the Merger Agreement, Longevity shall, prior to the closing of the Reorganization Merger, consummate the Target Acquisitions upon the terms and subject to conditions set forth therein and pursuant to the Target Acquisition Agreements. The Target Acquisitions are the acquisitions by Longevity of each of Cerevast Medical, Inc. and Aegeria Soft Tissue, LLC (“Aegeria”) pursuant to each of the Cerevast Acquisition Agreement and the Aegeria Acquisition Agreement, each in accordance with the respective terms thereof.

On August 12, 2025, the Company consented (the “Approval of Waiver”) to Longevity entering into a waiver agreement with Aegeria (the “Waiver Agreement”) to remove the restriction contained in the Aegeria Acquisition Agreement that prohibited Aegeria from soliciting, negotiating, entering into, or otherwise facilitating an acquisition proposal or alternative transaction.

The foregoing description of the Approval of Waiver and the Waiver Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Approval of Waiver and the Waiver Agreement and any related agreements.

A copy of the Approval of Waiver and the Waiver Agreement are filed with this Current Report as Exhibits 10.1 and 10.2, respectively and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
10.1*	Approval of Waiver, August 12, 2025, between FutureTech II, LLC and Longevity Biomedical, Inc.
10.2	Waiver Agreement, August 12, 2025, between Longevity Biomedical, Inc. and Aegeria Soft Tissue LLC
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

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No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, expectations related to the terms, satisfaction of conditions precedent and timing of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s and the Longevity’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Longevity. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Company and Longevity; risks and costs relating to the regulatory approvals and compliance applicable to Longevity’s products; the Company’s or Longevity’s ability to obtain sufficient working capital; the Company’s and Longevity’s level of indebtedness; Longevity’s ability to successfully and timely acquire, develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to the Company’s and Longevity’s operations and business, including information technology and cybersecurity risks; risks related to the loss of requisite licenses; risks relating to potential disruption of current plans, operations and infrastructure of Longevity as a result of the announcement and consummation of the Business Combination; risks that Longevity is unable to secure or protect its intellectual property; risks that the combined company experiences difficulties managing its growth and expanding operations; the ability to compete with existing or new companies that could slow the development of Longevity’s products or cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the amount of redemption requests made by the Company’s shareholders; the impact of the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “RiskFactors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Special Report on Form 10-K for the rear ended December 31, 2024 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and in those documents that the Company has filed, or will file, with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither the Company nor Longevity presently know or that the Company and Longevity currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Longevity’s expectations, plans or forecasts of future events and views as of the date of this Current Report. The Company and Longevity anticipate that subsequent events and developments will cause the Company’s and Longevity’s assessments to change. However, while the Company and Longevity may elect to update these forward-looking statements at some point in the future, the Company and Longevity specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s and Longevity’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Important Information for Investors and Stockholders

The Business Combination will be submitted to shareholders of the Company for their consideration and approval at a special meeting of shareholders. The Company and Longevity have prepared a Registration Statement that has been filed with the SEC by the Company, which includes a preliminary and definitive proxy statements to be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s shareholders and certain of the Company’s equity holders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, Longevity and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and Longevity and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers in Company’s filings with the SEC, including the Company’s Special Report on Form 10-K filed with the SEC on April 9, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that the Company may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.
Dated: August 18, 2025
	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer

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